UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 21, 2013

Buckeye Partners, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-9356	23-2432497
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Greenway Plaza Suite 600 Houston, TX	77046
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 615-8600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On May 21, 2013, Buckeye Partners, L.P. (the “Partnership”) and Buckeye GP LLC, the general partner of the Partnership, entered into four separate equity distribution agreements (each a “Equity Distribution Agreement”) with each of Wells Fargo Securities, LLC, Barclays Capital Inc., SunTrust Robinson Humphrey, Inc. and UBS Securities LLC. Under the terms of each Equity Distribution Agreement, the Partnership may offer and sell up to $300,000,000 in aggregate gross sales proceeds of limited partnership units representing limited partner interests in the Partnership (“LP Units”) from time to time through such firms, acting as agents of the Partnership or as principals. Sales of LP Units, if any, may be made by means of ordinary brokers’ transactions on the New York Stock Exchange or otherwise at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices or as otherwise agreed with any of such firms.

Subject to the terms and conditions of each Equity Distribution Agreement, each firm will use its commercially reasonable efforts to sell on the Partnership’s behalf any LP Units to be offered by the Partnership under that Equity Distribution Agreement. Under the terms of each Equity Distribution Agreement, the Partnership may also sell LP Units to any of the firms as principal, at a price per unit to be agreed upon at the time of sale. If the Partnership sells LP Units to any such firm acting as principal, it will enter into a separate terms agreement with that agent, and the Partnership will describe the agreement in a separate prospectus supplement or pricing supplement. If the Partnership engages the firm for a sale of LP Units that would constitute a “distribution” within the meaning of Rule 100 of Regulation M under the Securities Exchange Act of 1934, as amended, the Partnership and the firm will agree to compensation that is customary for the firm with respect to such transactions.

The LP Units will be issued pursuant to the Partnership’s shelf registration statement on Form S-3 (Registration No. 333-178160), declared effective as of December 6, 2011, including the related prospectus dated November 23, 2011, and a prospectus supplement dated May 21, 2013, as the same may be amended or supplemented.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Form of Equity Distribution Agreement, dated May 21, 2013, among Buckeye Partners, L.P., Buckeye GP LLC and each of the firms named therein

5.1	Opinion of Vinson & Elkins L.L.P. regarding the legality of the Units

8.1	Opinion of Vinson & Elkins L.L.P. regarding tax matters

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibits 5.1 and 8.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUCKEYE PARTNERS, L.P.

By:	Buckeye GP LLC, its General Partner

	By:	/s/ Todd J. Russo
Todd J. Russo
Vice President, General Counsel and Secretary

Dated May 21, 2013

Exhibit Index

1.1	Form of Equity Distribution Agreement, dated May 21, 2013, among Buckeye Partners, L.P., Buckeye GP LLC and each of the firms named therein

5.1	Opinion of Vinson & Elkins L.L.P. regarding the legality of the Units

8.1	Opinion of Vinson & Elkins L.L.P. regarding tax matters

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibits 5.1 and 8.1)

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